The Brinsmere Fund - Growth ETF
Schedule of Investments
December 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.6%	Shares	Value
Alternatives - 2.2%
iMGP DBi Managed Futures Strategy ETF	296,761	$8,327,113

Commodities - 2.5%
SPDR Gold MiniShares Trust (a)	107,269	9,157,554

Commodities Broad Basket - 2.2%
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	408,077	7,969,744

Domestic Equity - 37.9%
Invesco QQQ Trust Series 1	27,466	16,872,638
State Street Real Estate Select Sector SPDR ETF	184,855	7,458,899
State Street SPDR Portfolio S&P 400 Mid Cap ETF	168,359	9,749,670
State Street SPDR Portfolio S&P 500 ETF	560,644	44,974,862
State Street SPDR Portfolio S&P 600 Small Cap ETF	140,181	6,568,882
Vanguard Growth ETF	42,014	20,496,950
Vanguard Mega Cap Growth ETF	28,453	11,744,545
Vanguard Value ETF	117,788	22,496,330
		140,362,776

Domestic Fixed Income - 22.2%
iShares MBS ETF	86,631	8,249,004
Vanguard High Dividend Yield ETF	73,441	10,540,252
Vanguard Intermediate-Term Corporate Bond ETF	108,030	9,047,513
Vanguard Short-Term Bond ETF	115,321	9,088,448
Vanguard Short-Term Treasury ETF	773,466	45,425,658
		82,350,875

Foreign Equity - 32.6%
Columbia EM Core ex-China ETF	457,330	17,543,179
iShares China Large-Cap ETF	132,935	5,090,081
Vanguard FTSE Emerging Markets ETF	207,492	11,154,770
Vanguard FTSE Europe ETF	208,651	17,445,310
Vanguard FTSE Pacific ETF	189,500	17,130,800
Vanguard Total International Stock ETF	695,377	52,459,241
		120,823,381
TOTAL EXCHANGE TRADED FUNDS (Cost $336,238,617)		368,991,443

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 1.9%	Shares	Value
First American Treasury Obligations Fund - Class X, 3.68% (b)	6,881,812	6,881,812
TOTAL MONEY MARKET FUNDS (Cost $6,881,812)		6,881,812

TOTAL INVESTMENTS - 101.5% (Cost $343,120,429)		375,873,255
Liabilities in Excess of Other Assets - (1.5)%		(5,712,547)
TOTAL NET ASSETS - 100.0%		$370,160,708

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized yield as of December 31, 2025.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

The Brinsmere Fund - Growth ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$368,991,443	$–	$–	$368,991,443
Money Market Funds	6,881,812	–	–	6,881,812
Total Investments	$375,873,255	$–	$–	$375,873,255

Refer to the Schedule of Investments for further disaggregation of investment categories.